SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 16, 1996

                         RETAIL PROPERTY INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

     Virginia                       0-18247                   04-3060233
     --------                       -------                   ----------
(State or other jurisdiction)    (Commission                (IRS Employer
   of incorporation               File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                        FORM 8-K
                                     CURRENT REPORT

                             Retail Property Investors, Inc.

ITEM 2 - Disposition of Assets

     On October 17, 1996, Retail Property Investors, Inc. (the "Company") closed the sale of substantially all of its assets to Glimcher Realty Trust ("Glimcher") for an aggregate purchase price of $197,000,000 (the "Sale"), pursuant to the Purchase and Sale Agreement by and among Glimcher and the Company, PaineWebber Retail Property Investments, Ltd., PaineWebber Retail
Property Investments Joint Venture, PaineWebber College Plaza, L.P. and PaineWebber Marion Towne, L.P. (collectively, the "Sellers"), dated as of March 11, 1996, as amended by the letter agreements by and among Glimcher and the Sellers, dated as of May 12, 1996, May 14, 1996, May 30, 1996, June 6, 1996,
June 13,  1996,  June 19, 1996 , June 27, 1996 and October 16, 1996 (as amended, the "Sale Agreement"). As a result of the Sale, Glimcher purchased the Company's entire portfolio of properties, consisting of 22 retail shopping centers. The Company received net sale proceeds from the transaction of $36,370,502 after the prepayment or assumption of all of the Company's mortgage indebtedness, payments of certain closing costs as well as credits due from the buyer at closing. In addition the Company retained rights to $417,804 in aged accounts receivable and $622,339 in additional tenant reimbursements to be collected subsequent to the closing.

     At a special meeting of the shareholders of the Company held on October 16, 1996, the shareholders approved, upon the unanimous recommendation of the Board of Directors of the Company, the Sale and the Sale Agreement, as well as the complete and voluntary liquidation of the Company pursuant to the Plan of Liquidation and Dissolution of the Company. Accordingly, the remaining net assets of the Company will be converted to cash and the net sale proceeds, along with the Company's accumulated cash reserves will be distributed to the shareholders. The Company plans to make such distributions to the shareholders by December 31, 1996. Based on preliminary estimates as set forth in the Company's Proxy Statement dated August 23, 1996 (the "Proxy Statement"), the Company anticipated distributing cash of at least $8.50 per share prior to December 31, 1996. In the event it is not possible or practical for the Company fully to liquidate its remaining assets and satisfy all remaining claims by December 31, 1996, the shareholders will receive by such date (i) a partial distribution of cash representing a substantial portion of the total anticipated distributions, and (ii) beneficial interests in a liquidating trust, established to liquidate such assets and satisfy or provide for such claims, in proportion to their respective holdings of the outstanding shares of Common Stock.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Proforma Financial Information (incorporated herein by reference to the
         Proxy  Statement filed  with  the  Securities and Exchange   Commission
         (the "Commission") on August 23, 1996).

   (c)   Exhibits:

            (2.1)  Plan  of   Liquidation   and   Dissolution   of  the  Company
                   (incorporated herein by reference to Annex C to the Proxy Statement filed with the Commission on August 23, 1996).

            (10.1) Sale Agreement  (incorporated  herein by reference to Annex A to the Proxy Statement filed with the Commission on August 23, 1996).

            (10.2) Amendment to the Sale  Agreement  dated  October 16, 1996.

            (10.3) Closing Escrow  Agreement,  dated June 27, 1996, by and among the Sellers, Glimcher, Glimcher Properties Limited Partnership and Lawyers Title Insurance Corporation (incorporated herein by reference to Annex B to the Proxy Statement filed with the Commission on August 23, 1996).

            (20.1) The Company's Proxy  Statement (filed  with the Commission on
                   August 23, 1996 and incorporated herein by reference).

            (99.1) Company/Glimcher Closing Statement dated October 17, 1996.

                                    FORM 8-K

                                 CURRENT REPORT

                         RETAIL PROPERTY INVESTORS, INC.




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         RETAIL PROPERTY INVESTORS, INC.
                                  (Registrant)




                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer




Date:  October 31, 1996

Exhibit 10.2


                             Glimcher Realty Trust
                    Glimcher Properties Limited Partnership
                             20 South Third Street
                              Columbus, Ohio 43215


October 16, 1996

Retail Property Investors, Inc.
PaineWebber Retail Property Investors, Ltd.
PaineWebber Retail Property Investments
     Joint Venture
PaineWebber College Plaza, L.P.
PaineWebber Marion Towne, L.P.
c/o PaineWebber Properties Incorporated
265 Franklin Street, 16th Floor
Boston, MA  02110

     Re: Purchase and Sale Agreement (as amended to date, the "Sale Agreement") dated as of March 11, 1996 by and among Retail Property Investors, Inc., et al (collectively, the "Sellers") and Glimcher Realty Trust (the "GRT").

Gentlemen:

     Reference is made to (a) the Sale Agreement and (b) that certain Closing Escrow Agreement (the "Closing Escrow Agreement") dated as of June 27, 1996 by and among the Sellers, GRT, Glimcher Properties Limited Partnership (the "Purchaser") and Lawyers Title Insurance Corporation (the "Closing Escrow Agent"). Each initially capitalized term used herein and not otherwise defined shall have the meaning ascribed thereto in the Closing Escrow Agreement.

     The Sellers' Closing Notice has been given and the Closing Escrow Agent has been instructed to complete the Equity Disbursement and to thereafter take the actions described on Schedule B-2 to the Closing Escrow Agreement, each as modified by the Closing Statement attached hereto as Schedule 2. Closing Escrow Agent agrees to make the Equity Disbursement in accordance with the instructions listed on Schedule 1 attached hereto.

     Sellers,  Purchaser and GRT hereby agree upon the adjustments  contained in
the  settlement   statement   attached   hereto  as  Schedule  2  (the  "Closing
Statement").

     Purchaser and GRT have instructed the applicable Seller to execute and deliver the lease amendments listed on Schedule 3 attached (in the form attached to the June 27, 1996 letter agreement constituting part of the Sale Agreement (the "June 27 Amendment")). The applicable Seller shall execute and deliver such lease amendments in full satisfaction of Sellers' obligations with respect to those lease amendments under the June 27 Amendment. Purchaser and GRT hereby acknowledge and agree that the execution and delivery of the lease amendments together with all consequences thereof is and shall be Purchaser's sole responsibility. GRT hereby agrees that any damages and/or liabilities incurred by Sellers by reason of the applicable Seller's execution of such lease amendments are hereby included in GRT's obligation to indemnify, defend and hold Sellers harmless under that certain Indemnification Agreement dated June 27, 1996 from GRT to Sellers (the "Indemnification Agreement").

      Purchaser and GRT recognize that the holder of the Assumed Indebtedness on Applewood has required that the management be retained by Regency unless and until a comparable level of management ability is demonstrated by the new ownership. Purchaser and GRT hereby acknowledge and agree that the failure to comply with such holder's requirement together will all consequences thereof is and shall be Purchaser's sole responsibility. GRT hereby agreed that any damages and/or liabilities incurred by Sellers by reason of the Purchaser's failure to comply with the holder's requirements are hereby included in GRT's obligation to indemnify, defend and hold Sellers harmless under the Indemnification Agreement.

     Purchaser hereby acknowledges receipt of an appropriate credit in the closing Statement as complete and full compensation for the Sellers' liability arising from the existence of phenolic foam insulation at the Properties known as Barren River Plaza and Applewood and hereby releases and waives any right or claim that Purchaser might have under the Sale Agreement or the Management Agreement or otherwise against the Sellers arising from the existence of phenolic insulation at such Properties. Sellers hereby assign and transfer to Purchaser for the benefit of Purchaser any and all rights or claims held by Sellers under any warranty, express or implied, or otherwise arising from the existence of phenolic foam insulation at the properties known as Barren River Plaza and Applewood. To the extent Sellers, Purchaser and the manufacturer of the phenolic foam insulation have not entered into a written agreement regarding the remediation thereof, Purchaser is entitled to negotiate directly with the manufacturer and Sellers have no further obligations with respect thereto.

      Purchaser hereby acknowledges receipt of an appropriate credit in the Closing Statement as complete and full compensation under the Sale Agreement and the Management Agreement for the Sellers' responsibility for expenditures under the Capital Budget (as defined in the Sale Agreement).

      Sellers acknowledge and agree that Net Cash Flow under the Management Agreement has been reconciled and agreed upon through July 31,1996 outside of the Closing Statement. Within five (5) Business Days after the date hereof Purchaser shall calculate the Net Cash Flow for the months of August and September, 1996, provide the Sellers with all backup therefor and remit Past Due Rents to Sellers in accordance with the terms of the Sale Agreement. Within fifteen (15) days after October 31, 1996 Purchaser shall calculate the Net Cash Flow for the month of October, 1996, provide Sellers with all backup therefor and remit Past Due Rents (to the extent collected) to Sellers in accordance with the terms of the Sale Agreement. To the extent that adjustments and prorations have not been made or such items on the closing Statement, Net Cash Flow shall be calculated and Purchasers shall be entitled to retain such Net Cash Flow (consistent with the prior calculations of Net Cash Flow) in accordance with the terms of the Sale Agreement and the Management Agreement. Purchaser agrees to provide Sellers with evidences of its reasonable efforts to collect all Past Due Rent (i.e., provide copies of letters to tenants and provide copies of reports regarding follow up phone calls and cash receipts and aged delinquency reports etc.).

      Purchaser and Sellers have agreed that Closing Escrow Agent shall hold out of the Equity Distribution 150% of the amount of the mechanic's lien listed on
Schedule 4 attached hereto in escrow pending resolution or release of the lien. Sellers believe that the obligation to satisfy this lien is the tenant's obligation. Purchaser agrees to use diligent efforts to cause the tenant to satisfy or discharge the lien (but Purchaser shall not be required to incur any expense, commence any litigation or terminate the lease). In the event, despite such diligent efforts, such tenant has not satisfied or discharged or caused the satisfaction or discharge of the lien within thirty (30) days from the date hereof, Sellers shall have the right to sue the tenant. Purchaser agrees to cooperate, at Sellers' expense, with Sellers in the pursuit of any such suit. In the event the lien has been satisfied or discharged on or before December 31, 1996, Closing Escrow Agent shall return said escrow to Sellers within five (5) business days or the resolution thereof. In the event the lien has not been satisfied or discharged on or before December 31, 1996, Closing Escrow Agent shall have the right to pay said lien from said escrow. In any event, after the payment or satisfaction of the lien, the closing Escrow Agent shall return any escrow balance to the Sellers or their designee. In the event the lien is satisfied or discharged out of the escrow established hereunder, Purchaser shall use diligent efforts (but Purchaser shall not be required to incur any expense, commence any litigation or terminate the lease) to seek reimbursement from said tenant and upon receipt of such reimbursement shall promptly reimburse Sellers or their designee.

      Sellers have (at their cost and expense) previously delivered to Purchaser and/or GRT copies of leases, contracts, plans and specifications for the Properties. Purchaser has requested that the Sellers' original counterparts be delivered to the Purchaser. To the extent that Sellers have originals of such documents and materials, they will deliver such originals to Purchaser. Purchaser hereby agrees to use its diligent efforts to return copies of the leases, contracts, plans and specifications to the Sellers. To the extent that Purchaser does not return such copies, Purchaser hereby agrees to provide copies of any and all such documents and materials to Sellers promptly after written request therefor.

      The letter agreement is executed as an instrument under seal in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

                                     GLIMCHER REALTY TRUST

                                    By:  /s/ George A. Schmidt
                                            George A. Schmidt, Secretary

                                    GLIMCHER PROPERTIES LIMITED
                                      PARTNERSHIP

                                    By:  Glimcher Properties Corporation,
                                           general partner

                                    By:  /s/ George A. Schmidt
                                            George A. Schmidt, Secretary


Acknowledged and Agreed:

LAWYERS TITLE INSURANCE CORPORATION

By:  /s/ Christopher J. Bruno
Name:  Christopher J. Bruno
Title:  Counsel

Executed by the undersigned this 17th day of October, 1996.

                                    RETAIL PROPERTY INVESTORS, INC., a
                                    Virginia Corporation

                                    By:  /s/ Walter V. Arnold
                                    Name:  Walter V. Arnold
                                    Title:  Senior Vice President


                                    PAINEWEBBER RETAIL PROPERTY
                                    INVESTMENTS, LTD., a Texas limited
                                    partnership

                                    By:  Retail Property Investors, Inc.,
                                            General Partner

                                       By:  /s/ Walter V. Arnold
                                       Name:  Walter V. Arnold
                                       Title:  Senior Vice President


                                    PAINEWEBBER RETAIL PROPERTY
                                    INVESTMENTS JOINT VENTURE, a
                                    Texas Joint Venture


                                    By:  Retail Property Investors,Inc.,
                                            a Venturer thereof

                                       By:  /s/ Walter V. Arnold
                                       Name:  Walter V. Arnold
                                       Title:  Senior Vice President

                                    By:  PaineWebber Properties
                                          Incorporated a
                                          Venturer thereof

                                       By:  /s/ Walter V. Arnold
                                       Name:  Walter V. Arnold
                                       Title:  Senior Vice President



                                    PAINEWEBBER COLLEGE PLAZA, L.P., a
                                    Texas limited partnership


                                    By:  Retail Property Investors, Inc.,
                                           General Partner

                                       By:  /s/ Walter V. Arnold
                                       Name:  Walter V. Arnold
                                       Title:  Senior Vice President

                                    PAINEWEBBER MARION TOWNE, L.P., a
                                    Texas limited partnership


                                    By:  Retail Property Investors, Inc.,
                                           General Partner

                                       By:  /s/ Walter V. Arnold
                                       Name:  Walter V. Arnold
                                       Title:  Senior Vice President

Exhibit 99.1

Buyer's Closing Statement
                                                                      Schedules
Assumed Debt at Escrow Closing                                         Esc. Close Stmt.                       $  117,452,602.17
Prepaid Indebtedness at Escrow Closing                                 Esc. Close Stmt.                       $   42,146,272.00
Seller Equity                                                          Esc. Close Stmt.                       $   37,401,125.83
                                                                                                              -----------------
Purchase Price                                                                                                $  197,000,000.00
      less Amortization of Prepaid Indebtedness                                                               $    (387,638.23)
      less Amortization of Assumed Debt                                                                       $    (354,160.01)
                                                                                                              ----------------
Purchase Price less Amortization during Escrow Period                                                         $  196,258,201.76
     less Assumed Debt at Closing                                     1                                       $ (117,098,442.16)
                                                                                                              -----------------
Purchase Price less Assumed Debt                                                                              $   79,159,759.60
I. Third Party Costs to be paid by Buyer at Final Closing
          a. Asmpt. Fees (excl. fee due Capital Advisors)             2                        $1,009,189.08
          b. Consent/Processing Fees                                                           $           -
          c. Mortgage Taxes                                           4                        $   28,664.85
          d. Prepayment Fees                                          5                        $  411,954.45
          e. Lenders' legal fees                                      6                        $   44,466.19
          f. Other lender costs                                       7                        $           -
               i) October Interest to Lenders                         22                       $  182,273.37
              ii) Late Fees to Lenders                                22                       $    9,960.17
            (iii) Lender Escrows                                      22                       $ (276,920.35)
          g. Recording fees                                           8                        $   11,000.00
          h. Escrow fees                                              9                        $           -
          i. Other costs/expenses (incl. warr. transfer costs)                                 $   10,000.00
          j. Title insurance                                          10                       $  173,673.92
     Total Sec. 13.6 Costs to be paid by Buyer                                                                $ 1,604,261.68
                                                                                                              --------------
Subtotal                                                                                                      $80,764,021.28
                                                                                                              ==============

II. Amounts Due Seller from Buyer at Final Closing
     1) RPI Interest Factor                                           14                       $   657,245.37
     2) % Rents From Oper. Acct. Due Seller                           13                       $            -
     3) Other Items from Oper. Acct. Due Seller                       13                       $    46,729.00
     4) Cross Creek Plaza Escrow Deducted from payoff                 22                       $   182,172.35
     5) Other Escrows with lender                                     15                       $   193,304.84
     6) RPI A/R Collected during E.C. Period                          13                       $   291,528.00
     7) Assumption Fees Paid by Seller                                 2                       $   161,795.34
     8) Consent/Processing Fees Paid by Seller                         3                       $    26,000.00
     9) Lender Legal Fees paid by Seller                               6                       $     7,500.00
    10) Overfunding of Operating Account Due Seller                   13                       $    58,714.00
                                                                                               --------------
Net Amounts Due Seller from Buyer at Final Closing                                                            $ 1,624,988.90

III. Amounts Due Buyer from Seller at Final Closing
    1) Tax Proration                                                  12                       $  (717,042.71)
     2) Net Cash Flow from 5/14/96 to ECD                             18                       $  (662,796.09)
     3) Capital Repairs Escrow                                        13                       $  (498,300.00)
     4) Prepaid Insurance Due Buyer                                   13                       $  (214,674.00)
     5) Applewood/Barren Roofs                                                                 $   (73,366.00)
     6) 50% of Escrow Storage Fee                                                              $    (1,250.00)
     7) Buyer Portion of Title Insurance                              10                       $    (2,207.00)
                                                                                               ------------
Net Amounts Due Buyer from Seller at Closing                                                                  $(2,169,635.80)
                                                                                                              --------------


Amount to be Funded by Buyer at Final Closing                                                                 $ 80,219,374.38
                                                                                                              ---------------

Amount Funded by Buyer at ECD                                                                                 $ 81,221,008.96
                                                                                                              ---------------

Amount Buyer Overfunded at Escrow Closing                                                                     $  1,001,634.58
                                                                                                              ---------------

Reconciliation
     Amount Funded by Buyer at Final Closing                                                                  $ 80,219,374.38
     less Buyer payments to third parties                                                                     $ (1,604,261.68)
     less amounts due Seller from Buyer                                                                       $ (1,624,988.90)
     plus amounts due Buyer from Seller                                                                       $  2,169,635.80
     less Prepaid Indebtedness at Closing                             5                                       $(41,758,633.77)
                                                                                                              ----------------

     Seller Equity                                                                                            $ 37,401,125.83
                                                                                                              ----------------

 Seller's Closing Statement
                                                                       Schedules
                                                                       ---------
 Purchase Price                                                         Esc. Closing  Stmt.                    $  197,000,000.00
      less Prepaid Indebtedness at Escrow Closing                                                               $  (42,146,272.00)
      less Assumed Debt at Escrow Closing                               Esc. Closing  Stmt.                    $ (117,452,602.17)
                                                                                                               -----------------
 Purchase Price less Assumed  Debt                                                                             $   37,401,125.83


 I. Third Party Costs to be Paid by Seller at Final Closing

      1) Lender Late Fees                                                   22                  $   (1,438.00)
      2) Fees to Capital Advisors (Royal loans)                              2                  $  (42,692.06)
      3) 150% Escrow for Walterboro Mechanic's Lien                                             $  (12,000.00)
      4) Section 13.6 Costs (Transfer taxes)                                11                  $ (429,846.15)
                                                                                               ----------------
 Total Third Party Costs to be Paid by Seller at Closing                                                       $     (485,976.21)


 II. Amounts Due Seller from Buyer at Final Closing
      1) RPI Interest Factor                                                14                 $   657,245.37
      2) % Rents From Oper. Acct. Due Seller                                13                 $            -
      3) Other Items from Oper. Acct. Due Seller                            13                 $    46,729.00
      4) Cross Creek Plaza Escrow Deducted from payoff                                         $   182,172.35
      5) Other Escrows with lender                                          15                 $   193,304.84
      6) RPI A/R Collected during E.C. Period                               13                 $   291,528.00
      7) Assumption Fees Paid by Seller                                      2                 $   161,795.34
      8) Consent/Processing Fees Paid by Seller                              3                 $    26,000.00
      9) Lender Legal Fees paid by Seller                                    6                 $     7,500.00
     10) Overfunding of Operating Account                                   13                 $    58,714.00
                                                                                               --------------
 Net Amounts Due Seller from Buyer at final Closing                                                            $    1,624,988.90



 III. Amounts Due Buyer from Seller at Final Closing
      1) Tax  Proration                                                    12                   $ (717,042.71)

      2) Cash Flow from 5/14/96to ECD                                      18                   $ (662,796.09)

      3) Capital Repairs Escrow                                            13                   $ (498,300.00)

      4) Prepaid Insurance Due Buyer                                       13                   $ (214,674.00)

      5) Applewood/Barren  Roofs
                                                                                                $  (73,366.00)

      6) 50% of Escrow Storage Fee
                                                                                                $   (1,250.00)

      7) Buyer Portion of Title Insurance                                  10                   $   (2,207.00)


                                                                                                -------------
 Net Amounts Due Buyer from Seller at Final Closing                                                            $   (2,169,635.80)






 Amount Due Seller at Closing                                                                                  $   36,370,502.72

                                                                                                               -----------------




 Other Amounts Due Seller
      -Aged Accounts Receivable                                            20                                 $      417,804.12


      -Reimburseable Additional Rents                                      21                                 $      622,339.30



 Total Amount Due Seller                                                                                      $   37,410,646.14

 Reconciliation/Third Party Disbursements
                     Schedule
 Buyer Funding                                                   $ 80,219,374.38

 Third Party Disbursements
 Lenders
      1) Aetna                     22    Crossroads              $   (855,737.67)
                                   22    Sycamore                $ (3,851,337.02)
                                   22    Village  Plaza          $   (189,000.00)
     2)  Travelers                 22    Artesian  Square        $    (53,400.00)
                                   22    Logan Place             $ (1,324,150.00)
                                   22    Piedmont Plaza          $   (101,250.00)
     3)  Modern Woodmen            22    Applewood               $    (38,210.15)
     4)  Royal                     22    Audubon                 $    (54,648.30)
                                   22    Lexington  Pkwy         $    (94,549.53)
                                   22    Roane County            $    (64,262.46)
     5)  General American          22    Aviation Plaza          $        197.00
                                   22    Crossing Meadows        $        340.48
     6)  Nationwide                22    Barren River            $    (78,167.11)
                                   22    Cumberland              $    (48,467.71)
                                   22    East Pointe             $   (108,240.58)
     7) First Union                22    College Plaza           $ (6,869,240.58)
                                   22    Franklin Square         $ (6,639,109.47)
      8) ITT                       22    Cross Creek             $(22,646,814.67)
                                   22    Cypress Bay             $             -
                                   22    Walterboro              $             -
      9) IDS Financial             22    Marion Towne            $    (57,516.73)
      10) Lincoln National         22   Southside Plaza          $    (65,656.06)
 Other Disbursements
      Walterboro Escrow                                          $    (12,000.00)
      Transfer Taxes               11                            $   (429,846.15)
      Lenders Legal Fees            6                            $    (44,466.19)
      Title  Insurance             10                            $   (173,673.92)
      Recording                     8                            $    (11,000.00)
      Warranty Transfer Costs                                    $    (10,000.00)
      Mortgage Taxes                4                            $    (28,664.85)
 TotalDisbursements                                              $(43,848,871.66)

Buyer Funding less Total Disbursements                           $ 36,370,502.72

Schedule 1--Assumed Indebtedness

    Property                            Lender               Principal Balance
    --------                            ------               -----------------

Applewood Village                  Modern Woodman            $  3,821,015.00
Artesian Square                    Travelers                 $  5,340,000.00
Audubon Village                    Royal                     $  4,371,863.60
Aviation Plaza                     General American          $  6,733,279.00
Barren River Plaza                 Nationwide                $  8,116,711.11
Crossing Meadows                   General American          $  9,392,507.16
Crossroads Center                  Aetna                     $  6,590,000.00
Cumberland Crossing                Nationwide                $  5,146,770.52
East Pointe Plaza                  Nationwide                $ 11,124,057.91
Lexington Parkway Plaza            Royal                     $  7,563,962.05
Logan Place                        Travelers                 $  2,415,000.00
Marion Towne Center                IDS Financial             $  5,751,672.61
Piedmont Plaza                     Travelers                 $ 10,125,000.00
Roane County Plaza                 Royal                     $  5,140,997.09
Southside Plaza                    Lincoln National          $  6,565,606.11
Village Plaza                      Aetna                     $ 18,900,000.00
                                                             ---------------
TOTAL                                                        $117,098,442.16
                                                             ===============

Schedule 2--Assumption Fees

                                                                           Assumption          Assumption Fees
                                                                           Fees Paid by RPI    Owed by Buyer
 Property                  Lender                 %     Loan Amount        Prior to ECD.**     at Closing
 --------                  ------                 -     -----------        ---------------     ----------

Applewood Village          Modern Woodman         1%   $  3,821,015.00                         $  38,210.15
Artesian Square            Travelers              1%   $  5,340,000.00                         $  53,400.00
Audubon Village            Royal               1.25%   $  4,371,863.60                         $  54,648.30
Aviation Plaza             General American       1%   $  6,733,279.00    $ 67,529.79          $    (197.00)
Barren River               Nationwide             1%   $  8,116,711.11                         $  81,167.11
Crossing Meadows           General American       1%   $  9,392,507.16    $ 94,265.55          $    (340.48)
Crossroads Center          Aetna                  1%   $  6,590,000.00                         $  65,900.00
Cumberland Crossing        Nationwide             1%   $  5,146,770.52                         $  51,467.71
East Pointe Plaza          Nationwide             1%   $ 11,124,057.91                         $ 111,240.58
Lexington Parkway Plaza    Royal               1.25%   $  7,563,962.05                         $  94,549.53
Logan Place                Travelers              1%   $  2,415,000.00                         $  24,150.00
Marion Towne Center        IDS Financial          1%   $  5,751,672.61                         $  57,516.73
Piedmont Plaza             Travelers              1%   $ 10,125,000.00                         $ 101,250.00
Roane County Plaza         Royal               1.25%   $  5,140,997.09                         $  64,262.46
Southside Plaza            Lincoln National       1%   $  6,565,606.11                         $  65,656.06
Village Plaza              Aetna                  1%   $ 18,900,000.00                         $ 189,000.00
                                                                         ------------          ------------
                                                      $ 117,098,442.16
Subtotals                                                                $ 161,795.34         $1,051,881.14

less .25% fee due Capital Advisors on Royal loan assumptions
     1) Lexington                                                        $  18,909.91
     2) Roane County                                                     $  12,852.49
     3) Audubon                                                          $  10,929.66
                                                                         -------------
     Total to Capital Advisors  $   42,692.06

                                                                                              ---------------
TOTAL                                                                                         $1,009,189.08

 ** These assumption fees have been previously paid to lender by RPI prior to Escrow Closing Date. RPI will be reimbursed for these fees at Closing from the applicable fees deposited by Buyer as part of the Escrowed Purchase Price

Schedule 3--Consent/Processing Fees

                                Fees Paid by RPI
     Property                       Lender               Prior to  Esc. Clos.**
     --------                       ------               --------  ------------

Applewood Village                  Modern Woodman
Artesian Square                    Travelers
Audubon Village                    Royal
Aviation Plaza                     General American
Barren River Plaza                 Nationwide            $    3,000.00
College Plaza                      First Union           $           -
Cross Creek Plaza                  ITT
Crossing Meadows                   General American
Crossroads Center                  Aetna                 $    2,500.00
Cumberland Crossing                Nationwide            $    3,000.00
Cypress Bay Plaza                  ITT
East Pointe Plaza                  Nationwide            $    3,000.00
Franklin Square                    First Union           $           -
Lexington Parkway Plaza            Royal
Logan Place                        Travelers
Marion Towne Center                IDS Financial*        $    8,500.00
Piedmont Plaza                     Travelers
Roane County Plaza                 Royal
Southside Plaza                    Lincoln National      $    1,000.00
Sycamore                           Aetna                 $    2,500.00
Village Plaza                      Aetna                 $    2,500.00
Walterboro Plaza                   ITT
                                                         ---------------
Subtotals                                                $   26,000.00

TOTAL

** These  have been  previously  paid to  lender by RPI prior to Escrow  Closing
   Date. RPI will be reimbursed for these fees at Closing from the applicable fees deposited by Buyer as part of the Escrowed Purchase Price

* This amount includes a $5,000 good faith deposit refundable at closing. To the extent this deposit is refunded, it shall be credited to Buyer.

Schedule 4--Mortgage Taxes

    Property                                    Mortgage Tax
    --------                                    ------------

College Plaza                                  $  19,407.40

Cumberland Crossing                            $   5,919.00

Sycamore Square                                $   3,338.45
                                               ------------

TOTAL                                          $  28,664.85

Schedule 5--Prepayment Fees**

    Property          Lender       Percentage   Amt. Prepaid     Prepayment Fee
    --------          ------       ----------   ------------     --------------

College Plaza       First Union       0%        $ 6,831,706.83   $          -
Cross Creek Plaza      ITT**      Fixed Fee*    $22,691,926.94   $ 120,000.00
Crossroads Center      Aetna                    $   740,000.00   $  49,837.67
Cypress Bay Plaza      ITT**      Fixed Fee*                     $          -
Franklin Square     First Union       0%        $ 6,600,000.00   $          -
Logan Place            Aetna         None       $ 1,300,000.00   $          -
Sycamore               Aetna                    $ 3,595,000.00   $ 242,116.78
Walterboro Plaza       ITT**      Fixed Fee*                     $          -
                                                --------------   ------------

TOTAL                                           $41,758,633.77   $ 411,954.45


*ITT prepayment penalty for all 3 properties is a fixed amount equal to $120,000. It is shown on the Cross Creek Plaza line item, but it is applicable to all 3 properties covered by ITT loan.

**Th loan amount for Cross Creek Plaza represents the loan for all 3 properties
     (i.e., Cross Creek Plaza, Cypress Bay Plaza and Walterboro Plaza)

Schedule 6--Lenders' Legal Fees
                                    Fees Paid  by RPI       Fees to be Paid
Property              Lender        Prior to Esc. Clos.**   by Buyer at Closing
--------              ------        ---------------------   -------------------

Applewood Village    Modern Woodman                               $         -
Artesian Square***   Travelers                                    $  5,529.29
Audubon Village      Royal                                        $  3,945.00
Aviation Plaza       General American                             $         -
Barren River Plaza   Nationwide                                   $ 11,250.00
College Plaza        First Union                                  $         -
Cross Creek Plaza    ITT                                          $         -
Crossing Meadows     General American                             $         -
Crossroads Center    Aetna                 $ 2,500.00             $         -
Cumberland Crossing  Nationwide                                   $  5,465.54
Cypress Bay Plaza    ITT                                          $         -
East Pointe Plaza    Nationwide                                   $  3,132.00
Franklin Square      First Union                                  $         -
Lexington Parkway
 Plaza               Royal                                        $  4,208.71
Logan Place***       Travelers                                    $         -
Marion Towne
  Center             IDS Financial                                $         -
Piedmont Plaza***    Travelers                                    $         -
Roane County Plaza   Royal                                        $  4,285.65
Southside Plaza      Lincoln National                             $  6,650.00
Sycamore             Aetna                $  2,500.00             $         -
Village Plaza        Aetna                $  2,500.00             $         -
Walterboro Plaza     ITT                                          $         -
                                          -----------             -----------
 TOTAL                                     $ 7,500.00             $ 44,466.19



** These have been previously paid to lender by RPI prior to Escrow Closing Date. RPI will be reimbursed for these fees at Closing from the applicable fees deposited by Buyer as part of the Escrowed Purchase Price

* To the extent these are estimates, any excess of estimated over actual will be credited Buyer, and any deficit will be owed by Buyer.

*** The amount of legal fees indicated for this property relate to all the Travelers' loans.

Schedule 7--Other Lender Costs

    Property                   Lender                 Costs
    --------                   ------                 ------

Applewood Village         Modern Woodman              $         -

Artesian Square           Travelers                   $         -

Audubon Village           Royal                       $         -

Aviation Plaza            General American            $         -

Barren River Plaza        Nationwide                  $         -

College Plaza             First Union                 $         -

Cross Creek Plaza         ITT                         $         -

Crossing Meadows          General American            $         -

Crossroads Center         Aetna                       $         -

Cumberland Crossing       Nationwide                  $         -

Cypress Bay Plaza         ITT                         $         -

East Pointe Plaza         Nationwide                  $         -

Franklin Square           First Union                 $         -

Lexington
  Parkway Plaza           Royal                       $         -

Logan Place               Travelers                   $         -

Marion Towne Center       IDS Financial               $         -

Piedmont Plaza            Travelers                   $         -

Roane County Plaza        Royal                       $         -

Southside Plaza           Lincoln  National           $         -

Sycamore                  Aetna                       $         -

Village Plaza             Aetna                       $         -

Walterboro Plaza         ITT                          $         -
                                                      -----------

TOTAL                                                 $         -
                                                      ===========

Schedule 8--Recording Fees*

    Property                         Recording Fees
    --------                         --------------


Applewood Village                       $      500.00


Artesian Square                         $      500.00


Audubon Village                         $      500.00


Aviation Plaza                          $      500.00


Barren River Plaza                      $      500.00

College Plaza                           $      500.00


Cross Creek Plaza                       $      500.00


Crossing Meadows                        $      500.00


Crossroads Center                       $      500.00


Cumberland Crossing                     $      500.00

Cypress Bay Plaza                       $      500.00


East Pointe Plaza                       $      500.00


Franklin Square                         $      500.00


Lexington Parkway Plaza                 $      500.00

Logan Place                             $      500.00


Marion Towne Center                     $      500.00

Piedmont Plaza                          $      500.00


Roane County Plaza                      $      500.00

Southside Plaza                         $      500.00


Sycamore                                $      500.00


Village Plaza                           $      500.00


Walterboro Plaza                        $      500.00



TOTAL                                   $   11,000.00
                                        =============

     *The recording fees have been estimated. To the extent the actual fees are in excess of the estimated amount, Buyer shall be obligated to pay such excess. To the extent the actual fees are less than the estimated amounts, such difference shall be returned to Buyer.

Schedule 9--Escrow Fees

    Property                         Escrow Fees
    --------                         --------------


Applewood Village                       $          -


Artesian Square                         $          -


Audubon Village                         $          -


Aviation Plaza                          $          -


Barren River Plaza                      $          -

College Plaza                           $          -


Cross Creek Plaza                       $          -


Crossing Meadows                        $          -


Crossroads Center                       $          -


Cumberland Crossing                     $          -

Cypress Bay Plaza                       $          -


East Pointe Plaza                       $          -


Franklin Square                         $          -


Lexington Parkway Plaza                 $          -

Logan Place                             $          -


Marion Towne Center                     $          -

Piedmont Plaza                          $          -


Roane County Plaza                      $          -

Southside Plaza                         $          -


Sycamore                                $          -


Village Plaza                           $          -


Walterboro Plaza                        $          -
                                        ------------


TOTAL                                   $          -
                                        ============

Schedule 10--Title Insurance***
                                    Original
                                   Title Cos.
                                             Owners'         Insuring
                      Purchase Price         Policies        Holders of
    Property          Allocation             [Lawyers        Assumed
  ----------          -----------            Title]          Debt**
                                             ------          ------

Applewood Village     $  3,867,787.00                        $    50.00
Artesian Square       $  7,233,595.00                        $   568.00
Audubon Village       $  5,814,525.00                        $ 1,000.00
Aviation Plaza        $  8,753,531.00                        $        -
Barren River Plaza    $ 11,667,573.00                        $   300.00
College Plaza         $ 10,328,415.00                        $        -
Cross Creek Plaza     $ 12,708,525.00                        $        -
Crossing Meadows      $ 12,846,694.00                        $        -
Crossroads Center     $  8,483,772.00                        $ 1,500.00
Cumberland Crossing   $  6,929,637.00                        $   650.00
Cypress Bay Plaza     $ 10,795,423.00                        $        -
East Pointe Plaza     $ 12,129,256.00                        $ 7,152.50
Franklin Square       $  9,380,038.00                        $        -
Lexington
  Parkway Plaza       $  9,653,598.00                        $ 1,400.00
Logan Place           $  3,468,504.00                        $   300.00
Marion Towne Center   $  7,264,482.00                        $ 4,327.50
Piedmont Plaza        $ 10,125,000.00                        $    50.00
Roane County Plaza    $  6,080,170.00                        $ 1,200.00
Southside Plaza       $  9,262,160.00                        $ 1,400.00
Sycamore              $  3,092,717.00                        $        -
Village Plaza         $ 21,108,448.00                        $   975.75
Walterboro Plaza      $  6,006,150.00                        $        -
                      ---------------    -----------        -----------
TOTAL*               $ 197,000,000.00    $ 147,093.23       $ 20,873.75


Seller-Portion of Title Insurance Cost $    2,207.00
Additional Costs                       $   41,405.00
Costs for Morg'ee
Policies/Endorsements                  $      659.00
Escrow Cost for Assumed Debt           $      750.00
Closer Expenses                        $    1,820.94
Other Additional Costs                 $    4,240.00
                                       -------------        ------------
                                       $  198,175.17        $ 20,873.75
TOTAL


less amounts paid outside closing      $  (45,375.00)
TOTAL TO BE ESCROWED                                        $173,673.92


     *Title Insurance Amount is based on package bid; therefore, no property by property allocation.

     **All the foregoing amounts are estimates. To the extent the costs are actually more, such excess will be paid by Buyer, and to the extent the actual costs are less, such difference will belong to Buyer.

     ***The parties agree that all other out-of-pocket costs due the title company at Closing will be paid directly by Buyer to title company and will not be escrowed

 Schedule 11--Transfer Taxes
                                                                                         Amount
                                                                                         Subject            Transfer
                                                                                         to                 Tax
    Property              State           Tax          Price            Debt             Transfer Tax       Amount
    --------              -----           ---          -----            ----             ------------       ------


Applewood Village        Ohio             $4/$1000     $ 3,867,787.00   $ 3,821,015.00    Price              $ 15,471.15

Artesian Square          Indiana          None         $ 7,233,595.00   $ 5,340,000.00    N/A                $         -

Audubon Village          Kentucky         $1/$1000     $ 5,814,525.00   $ 4,371,863.60    Price              $   5,814.53

Aviation Plaza           Wisconsin        $3/$1000     $ 8,753,531.00   $ 6,733,279.00    Price              $  26,260.59

Barren River Plaza       Kentucky         $1/$1000     $11,667,573.00   $ 8,116,711.11    Price              $  11,667.57

College Plaza            Virginia         $1-$2/1000   $10,328,415.00   $            -    Hybrid             $  30,985.25

Cross Creek Plaza**      South Carolina   $3.7/$1000   $12,708,525.00   $            -    Price less Debt    $  78,792.86

Crossing Meadows         Wisconsin        $3/$1000     $12,846,694.00   $ 9,392,507.16    Price              $  38,540.08

Crossroads Center        Tennessee        $3.7/$1000   $ 8,483,772.00   $ 6,590,000.00    Price              $  31,389.96

Cumberland Crossing      Tennessee        $3.7/$1000   $ 6,929,637.00   $ 5,146,770.52    Price              $  25,639.66

Cypress Bay Plaza        North  Carolina  $2/1000      $10,795,423.00   $            -    Price              $  21,590.85

East Pointe Plaza        South Carolina   $3.7/$1000   $12,129,256.00   $11,124,057.91    Price less Debt    $   3,719.23

Franklin Square          South Carolina   $3.7/$1000   $ 9,380,038.00   $            -    Price less Debt    $  34,706.14

Lexington Parkway        North Carolina   $2/1000      $ 9,653,598.00   $ 7,563,962.05    Price              $  19,307.20

Logan Place              Kentucky         $1/$1000     $ 3,468,504.00   $ 2,415,000.00    Price              $   3,468.50

Marion Towne Center      South Carolina   $3.7/$1000   $ 7,264,482.00   $ 5,751,672.61    Price less Debt    $   5,597.39

Piedmont Plaza           South Carolina   $3.7/$1000   $10,125,000.00   $10,125,000.00    Price less Debt    $          -

Roane County Plaza       Tennessee        $3.7/$1000   $ 6,080,170.00   $ 5,140,997.09    Price              $  22,496.63

Southside Plaza          North Carolina   $2/1000      $ 9,262,160.00   $ 6,565,606.11    Price              $  18,524.32

Sycamore                 Tennessee        $3.7/$1000   $ 3,092,717.00   $            -    Price              $  11,443.05

Village Plaza            Georgia          $1/$1000     $21,108,448.00   $18,900,000.00    Price less Debt    $   2,208.45

Walterboro Plaza         South Carolina   $3.7/$1000   $ 6,006,150.00   $            -    Price less Debt    $  22,222.76

                                                     ---------------    --------------                       ------------

TOTAL                                                 $197,000,000.00  $117,098,442.16                       $ 429,846.15



**Also included in the transfer tax number is a county transfer tax equal to .0025 times the price less any debt assumed.


Schedule 12--Real Estate Tax Prorations*


Days in Year:                         365
Days in Yr. prior  to ECD             178


                         Days in Yr. Seller'sPortion of
     Property              Annual Tax Amt.**     Before ECD   Annual Amount
     --------              ----------------     ----------   -------------

Applewood Village         $ 19,961.00            178           $  9,734.41

Artesian Square           $ 59,667.00            178           $ 29,097.88

Audubon Village           $ 22,170.00            178           $ 10,811.67

Aviation Plaza            $130,880.00            178           $ 63,826.41

Barren River Plaza        $ 46,060.00            178           $ 22,462.14

College Plaza             $ 21,425.00            178           $ 10,448.36

Cross Creek Plaza         $ 95,677.00            178           $ 46,658.92

Crossing Meadows          $ 70,731.00            178           $ 34,493.47

Crossroads Center         $ 56,248.00            178           $ 27,430.53

Cumberland Crossing       $ 84,211.00            178           $ 41,067.28

Cypress Bay Plaza         $ 54,708.38            178           $ 26,679.70

East Pointe Plaza         $150,758.00            178           $ 73,520.34

Franklin Square           $ 58,876.00            178           $ 28,712.13

Lexington Parkway Plaza   $ 62,644.00            178           $ 30,549.68

Logan Place               $ 17,525.00            178           $  8,546.44

Marion Towne Center       $ 44,649.00            178           $ 21,774.03

Piedmont Plaza            $195,572.00            178           $ 95,374.84

Roane County Plaza        $ 59,549.00            178           $ 29,040.33

Southside Plaza           $ 37,283.00            178           $ 18,181.85

Sycamore                  $ 24,279.00            178           $ 11,840.17

Village Plaza             $108,097.00            178           $ 52,715.80

Walterboro Plaza          $ 49,370.00            178           $ 24,076.33
                         ------------                          -----------
TOTAL                   $1,410,673.38                          $717,042.71

*Does not include  taxes which are paid  directly  by  Wal-Mart or other  Anchor
     Tenants

**Estimates based on tax figures for immediately preceding fiscal year and will be adjusted when the actual 1996 bills are available.

****The last half of 1995's real estate taxes for this property are not due and payable until November, 1996.

Schedule 13--Miscellaneous Debit/Credit Amounts

Amounts Due Seller From Operating Account

     1. Accounts Receivable*
          June                                              $ 114,464.00
          July                                              $ 171,576.00
          August                                            $   5,488.00
          September
          October
                                                            ------------
     Total                                                  $ 291,528.00

     2. Percentage Rents
          June                                              $          -
          July                                              $          -
          August
          September
          October
                                                            -------------
     Total                                                  $           -

     3. Overfunding at ECD                                  $   58,714.00

     4. Other Items
     1995 Tax Rebilling-Crossing Meadows                    $   41,549.00
     May Net Interest Income                                $    5,180.00
                                                            -------------
     Total                                                  $   46,729.00

Amounts Due Buyer from Seller


     1. Capital Improvement Budget                          $  498,300.00

     2. Prepaid Insurance Premiums                          $  214,674.00


* Seller and Buyer agree to work together to reconcile these final amounts after Closing, and any adjustments will be paid by the applicable party outside Closing.

Schedule 14--Interest Factor



Portion of Price for Interest Factor         $37,401,125.83

Rate--6 months T-Bill    WSJ--6/27/96                 5.39%

    Per Diem                                 $     5,523.07
                       Days
June 20 thru June 30    11                   $    60,753.77
July                    31                   $   171,215.18
August                  31                   $   171,215.18
September               30                   $   165,692.11
October                 16                   $    88,369.13
                                             --------------

Total                                        $   657,245.37
                                             ==============

Schedule 15--Escrows with Lenders

    Property             Lender              Total Escrow         Buyer Funded         Seller Funded
    --------             ------              ------------         ------------         -------------

Applewood Village        Modern Woodmen
Artesian Square          Travelers           $  29,891            $ 14,941             $  14,950
Audubon Village          Royal
Aviation Plaza           General American
Barren River Plaza       Nationwide
College Plaza            First Union
Cross Creek Plaza        ITT                 $ 267,920            $ 85,748             $  182,172
Crossing Meadows         General American
Crossroads Center        Aetna
Cumberland Crossing      Nationwide
Cypress Bay Plaza        ITT
East Pointe Plaza        Nationwide
Franklin Square          First Union
Lexington Parkway Plaza  Royal
Logan Place              Travelers           $  18,400            $  4,600             $   13,800
Marion Towne Center      IDS Financial       $  43,808            $ 10,451             $   33,358
Piedmont Plaza           Travelers           $ 129,505            $ 34,505             $   95,000
Roane County Plaza       Royal
Southside Plaza          Lincoln National    $  53,070            $ 16,873             $   36,197
Sycamore                 Aetna
Village Plaza            Aetna
Walterboro Plaza         ITT                 ----------          ---------             ---------

TOTAL                                        $  542,595          $ 167,118             $ 375,477
                                             ==========          =========             =========

Schedule 16  - NONE

Schedule 17  - NONE

 Schedule 18--Net Cash Flow Computation

 May Net Cash Flow                                                          $   284,434.00

 June Net Cash Flow

 Escrow Period Net Income
     from Skyline Income Statement (accrual basis)                         $   148,584.00
      **Adjustments to May Activity (back out prior
        period AJE's                                                       $       351.00

 Plus:  Non Cash Expenses
     1) Depreciation & Amortization                    $   563,814.00
     2) Interest Amortization on Loan Buydowns         $    78,184.00
     3) Escrow Period accounts payable
        outstanding at closing                         $            -
                                                       --------------
 Total Non-Cash Expenses                                                   $   641,998.00

 Less:
      1) Principal payments on debt                    $  (172,106.00)
      2) Capital/tenant improvements paid              $    (1,610.00)
      3) Refinancing or other loan costs paid          $    (1,199.00)
      4) Security Deposit payment                      $    (3,757.00)
      8) June period accounts receivable
          outstanding at 6/30/96                       $   (38,060.00)
                                                       ---------------
 Total Deductions                                                          $  (216,732.00)
                                                                            -------------
 Net Cash Flow for June, 1996                                              $   574,201.00



 May Net Cash Flow Proration--Buyer's Portion          18 days             $   165,155.23
 June Net Cash Flow Proration--Buyer's Portion         26 days             $   497,640.87
                                                                           --------------
 Total Net Cash Flow Due Buyer for Period from
     5/14/96 to 6/27/96                                                    $   662,796.09
                                                                           ==============

Schedule 19 - NONE

Schedule 20--Accounts Receivable Due Seller As of 10/17/96*

     Property             1-30 Days          31-60 Days     61-90 Days     Over 90        Total
     --------            ---------           ----------     ----------     -------        -----

Applewood Village        $     522.12         $    136.00    $         -    $ (2,797.00)   $ (2,138.88)
Artesian Square          $     926.00         $ (1,219.00)   $   (311.00)   $ 50,777.00    $ 50,173.00
Audubon Village          $   3,244.00         $    162.00    $         -    $  1,610.00    $  5,016.00
Aviation Plaza           $  30,017.00         $  5,979.00    $  5,323.00    $ 24,657.00    $ 65,976.00
Barren River Plaza       $  (1,006.00)        $     14.00    $    (93.00)   $  4,655.00    $  3,570.00
College Plaza            $          -         $         -    $         -    $  2,282.00    $  2,282.00
Cross Creek Plaza        $  12,815.00         $    (39.00)   $ 69,911.00    $    484.00    $ 83,171.00
Crossing Meadows***      $   1,277.00         $  1,343.00    $     42.00    $   (185.00)   $  2,477.00
Crossroads Center        $   3,402.00         $  1,857.00    $ 29,323.00    $ 19,223.00    $ 53,805.00
Cumberland Crossing      $   2,707.00         $   (502.00)   $ (1,385.00)   $ 17,420.00    $ 18,240.00
Cypress Bay Plaza        $   2,436.00         $     62.00    $ 55,368.00    $ 19,033.00    $ 76,899.00
East Pointe Plaza        $   9,203.00         $  4,706.00    $         -    $ 23,674.00    $ 37,583.00
Franklin Square          $   5,248.00         $     57.00    $   (978.00)   $ 33,733.00    $ 38,060.00
Lexington Parkway Plaza  $  11,050.00         $  2,958.00    $ 80,163.00    $ 14,994.00    $109,165.00
Logan Place**            $   3,143.00         $  1,237.00    $   (409.00)   $ 14,531.00    $ 18,502.00
Marion Towne Center      $   2.476.00         $    113.00    $   (556.00)   $ 25,571.00    $ 27,604.00
Piedmont Plaza           $   1,604.00         $    148.00    $ 10,322.00    $  2,336.00    $ 14,410.00
Roane County Plaza       $   3,190.00         $  2,470.00    $ 39,032.00    $  4,753.00    $ 49,445.00
Southside Plaza          $     481.00         $         -    $         -    $  4,054.00    $  4,535.00
Sycamore                 $      17.00         $   (251.00)   $   (507.00)   $   (600.00)   $ (1,341.00)
Village Plaza            $   5,504.00         $  2,568.00    $   (705.00)   $ 37,229.00    $ 44,596.00
Walterboro Plaza         $   3,597.00         $         -    $  4,870.00    $ (1,164.00)   $  7,303.00
                         ------------         -----------    -----------    -----------    -----------

Subtotal                 $ 101,853.12         $ 21,799.00    $289,410.00    $296,270.00   $ 709,332.12
                         ============         ===========    ===========    ===========   ============

less Amounts Collected                                                                    $(291,528.00)
     (See Schedule 13)

TOTAL                                                                                     $ 417,804.12


*If any additional 1995 billings occur, such additional 1995 billings will be added to this Schedule

**Additional past due A/R of $3,571 (Wal-Mart percentage rent) not included on schedule

***Additional  past due A/R of $10,000  (Wal-Mart  CAM) not included on schedule

 Schedule  21--Reimbursements  Due Seller Thru 5/31/96

     Property             CAM                 CAM-Electric    RE Taxes*      Insurance      Total
     --------             ---                 ------------    ---------      ---------      -----

Applewood Village        $   (3,599.55)       $        -      $    (56.83)    $  1,970.86   $   (1,685.52)
Artesian Square          $    8,696.89        $ 2,057.75      $ 10,751.64     $  2,406.25   $    23,912.53
Audubon Village          $    2,367.19        $        -      $    440.25     $ (1,735.10)  $     1,072.34
Aviation Plaza           $   12,102.80        $        -      $ 48,309.80     $         -   $    60,412.60
Barren River Plaza       $    5,930.97        $ 5,669.13      $ 11,460.50     $  4,573.34   $    27,633.94
College Plaza            $   26,254.92        $   806.30      $  6,740.23     $  1,453.09   $    35,254.54
Cross Creek Plaza        $   14,626.29        $ 7,356.48      $ 14,470.30     $  1,292.25   $    37,745.32
Crossing Meadows         $   18,654.59        $        -      $ (1,201.68)    $         -   $    17,452.91
Crossroads Center        $   12,240.56        $ 2,319.12      $ 10,213.19     $  3,252.86   $    28,025.73
Cumberland Crossing      $   13,498.49        $ 2,264.47      $ 15,914.42     $  2,293.53   $    33,970.91
Cypress Bay Plaza        $   14,910.31        $ 3,469.67      $ 12,905.70     $  2,134.77   $    33,420.45
East Pointe Plaza        $   (7,199.17)       $ 8,971.84      $ 25,344.70     $  4,152.01   $    31,269.38
Franklin Square          $    5,033.53        $ 7,452.02      $ 11,408.69     $  1,637.19   $    25,531.43
Lexington Parkway Plaza  $   10,194.80        $ 7,072.08      $  6,986.68     $  1,048.75   $    25,302.31
Logan Place              $    7,787.77        $ 3,976.43      $  7,470.51     $     58.19   $    19,292.90
Marion Towne Center      $    2,685.62        $ 3,645.89      $  9,309.04     $  2,609.74   $    18,250.29
Piedmont Plaza           $      743.59        $ 1,241.68      $ 62,981.12     $ (1,573.49)  $    63,392.90
Roane County Plaza*      $   13,532.03        $        -      $ 15,301.88     $  1,098.35   $    29,932.26
Southside Plaza          $   12,770.35        $ 3,570.35      $  9,755.14     $  2,353.90   $    28,449.74
Sycamore                 $    2,769.15        $   774.56      $  4,584.94     $    237.43   $     8,366.08
Village Plaza            $   13,894.64        $ 6,149.95      $ 27,784.38     $  8,443.35   $    56,272.32
Walterboro Plaza         $    2,920.75        $ 3,613.50      $ 12,188.35     $    341.34   $    19,063.94
                        -------------         ----------      -----------     -----------   --------------

TOTAL                   $  190,816.52         $70,411.22      $323,062.95     $ 38,048.61   $   622,339.30
                        =============         ==========      ===========     ===========   ==============

*These amounts are based on 1995 tax bills and final adjustments will be made at such time as final 1996 bills have been received, with the difference being allocable to the allocable party. All other amounts are based on actual billings. To the extent Buyer does not agree to bill the foregoing amount (as adjusted for actual real estate taxes) the parties agree that Seller shall have the right to bill tenants directly and collect such amounts directly.

Schedule 22--Amounts Due Lenders at Closing

                                                            Interest                      Assumption    Prepay.
   Property              Lender              Principal       (Thur 10/17)   Late Fees     Fees          Penalties
   --------              ------              ---------       ------------   ---------     ----          ---------

Applewood Village        Modern Woodmen                                                   $ 38,210.15
Artesian Square          Travelers                                                        $ 53,400.00
Audubon Village          Royal                                                            $ 54,648.30
Aviation Plaza           General American                                                 $   (197.00)
Barren River Plaza       Nationwide                                                       $ 81,167.11
College Plaza            First Union         $ 6,831,706.83   $ 37,533.75
Cross Creek Plaza        ITT**               $22,691,926.94   $ 92,847.91    $9,960.17                  $120,000.00
Crossing Meadows         General American                                                 $   (340.48)
Crossroads Center        Aetna               $   740,000.00                               $ 65,900.00   $ 49,837.67
Cumberland Crossing      Nationwide                                                       $ 51,467.71
Cypress Bay Plaza        ITT**               $            -   $        -     $       -    $         -   $         -
East Pointe Plaza        Nationwide                                                       $111,240.58
Franklin Square          First Union         $ 6,600,000.00   $39,109.47
Lexington Parkway Plaza  Royal                                                            $ 94,549.53
Logan Place              Travelers           $ 1,300,000.00                               $ 24,150.00
Marion Towne Center      IDS Financial                                                    $ 57,516.73
Piedmont Plaza           Travelers                                                        $101,250.00
Roane County Plaza       Royal                                                            $ 64,262.46
Southside Plaza          Lincoln National                                                 $ 65,656.06
Sycamore                 Aetna               $ 3,595,000.00   $12,782.24    $ 1,438.00                  $242,116.78
Village Plaza            Aetna                                                            $189,000.00
Walterboro Plaza         ITT**
                                             --------------  -----------    ----------   ------------   -----------
                                             $41,758,633.77  $ 182,273.37   $11,398.17  $1,051,881.14   $411,954.45
                                             ==============  ============   ==========  =============   ===========

**The loan amount for Cross Creek Plaza represents the loan for all 3 properties
     (i.e., Cross Creek Plaza, Cypress Bay Plaza and Walterboro Plaza)

*Assumption Fees to General American have previously been paid by Seller


(Less
Deposits)           TOTAL
---------           -----

                    $    38,210.15
                    $    53,400.00
                    $    54,648.30
                    $      (197.00)
 $(3,000.00)        $    78,167.11
                    $ 6,869,240.58
 $(267,920.35)      $22,646,814.67
                    $      (340.48)
                    $   855,737.67
 $ (3,000.00)       $    48,467.71
 $         -        $            -
 $ (3,000.00)       $   108,240.58
                    $ 6,639,109.47
                    $    94,549.53
                    $ 1,324,150.00
                    $    57,516.73
                    $   101,250.00
                    $    64,262.46
                    $    65,656.06
                    $ 3,851,337.02
                    $   189,000.00
                    $            -
-------------       --------------
$(276,920.35)       $43,139,220.55
=============       ==============